UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2015

Annual Report
to Shareholders

Deutsche Enhanced Emerging Markets Fixed Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

13 Performance Summary

16 Investment Portfolio

25 Statement of Assets and Liabilities

27 Statement of Operations

28 Statement of Changes in Net Assets

29 Financial Highlights

34 Notes to Financial Statements

49 Report of Independent Registered Public Accounting Firm

50 Information About Your Fund's Expenses

51 Tax Information

52 Advisory Agreement Board Considerations and Fee Evaluation

57 Board Members and Officers

62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund’s currency overlay strategy is dependent on the effectiveness and implementation of portfolio management’s proprietary models. As part of its currency strategy, the fund’s exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

The global economy appears to be on track for continued, albeit modest, growth over the next year, with the U.S. leading Europe and Japan. Here at home, employment growth continues, although the pace has slowed in recent months. Housing data is positive and household finances are benefitting from lower levels of debt and debt service, gains in real income and lower energy prices.

Growth overseas, particularly in emerging economies, is a lingering concern. The stronger dollar and sluggish growth abroad have had a negative impact on U.S. exporters and manufacturers, and lower global energy prices have taken a toll on the domestic energy sector. Nevertheless, our economists see sufficient reason to expect the U.S. economy overall to maintain its moderate expansionary path.

For months, the most persistent question has been when the Federal Reserve Board would begin to tighten its monetary policy. That question was answered on December 16, when the Fed bumped short-term rates up by 0.25%. Based on financial data and guidance from the Fed itself, analysts agree that the tightening process is likely to be "low and slow."

As always, we encourage you to visit deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from our CIO Office and economists, we want to ensure that you are equipped to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 15 for more complete performance information.

Investment Process

In selecting securities for the fund, we consider a number of factors, including economic and currency outlooks, possible interest rate movements, capital flows, debt levels, inflation trends, credit quality of issuers, security characteristics and changes in supply and demand within global bond markets. We use independent analysis to look for bonds that have attractive yields and show improving credit. We may also adjust the duration (a measure of sensitivity to interest rate movements) of the fund’s portfolio, depending on our outlook for interest rates.

Deutsche Enhanced Emerging Markets Fixed Income Fund returned –10.09% during the 12-month period ended October 31, 2015, which compares with the 0.39% return of the JPMorgan EMBI Global Diversified Index and the –8.17% average return of the funds in Morningstar’s Emerging Markets Bond category.

The past year was a challenging time for the emerging-debt markets. The asset class experienced weakness early in the period, when the sharp decline in the price of oil caused investors to recalibrate their growth expectations for the commodity-exporting countries within the asset class. This slump was compounded by significant downturn in emerging-markets currencies relative to the U.S. dollar, which further depressed the return of local-currency debt for U.S.-based investors.

Both the bond and currency markets stabilized around the new year, reflecting the improved price action for oil and other commodities. This set the stage for a period of relative calm through the end of April, during which an improving growth outlook and a general rebound in investor risk appetites provided the support for a recovery in the emerging-debt markets.

"Although the yield spreads on emerging-markets debt have increased considerably in the past year, we continue to have a very cautious outlook."

This rally proved short-lived, however, as the summer months brought renewed headwinds in the form of concerns about China’s flagging growth. Weaker data from the world’s second-largest economy, together with the country’s surprise currency devaluation in August, rekindled fears about the potential impact of slower global growth on commodity prices and export-dependent emerging-markets economies. In addition, investors began to factor in the possibility of an interest-rate increase by the U.S. Federal Reserve Board (the Fed). The resulting downturn lasted through the end of September, bringing the index near the prior low it established in December 2014. While emerging-markets bonds staged a meaningful recovery in the final month of the period, this late rally was insufficient to offset the earlier decline.

Fund Performance

Two factors contributed to the fund’s underperformance vs. its benchmark. First, we entered the period with a significant position in corporate bonds. We saw an opportunity in this market segment, as it was home to a number of securities that offered favorable yields in relation to their underlying credit risk. However, the market downturn that occurred early in the period was accompanied by significant underperformance for corporate bonds in general, and high-yield (below-investment-grade) debt in particular.

Our response was to reduce risk in the portfolio by bringing down its exposure to corporates, especially those issued by companies domiciled within the more troubled countries in the asset class, such as Brazil. The fund closed the period with a weighting of 50% in corporate bonds, compared to 70% at the beginning of the year. The remaining position in corporates is largely focused on higher-rated companies whose cash flows aren’t dependent on commodity prices. The reduction in corporates was balanced by an increased weighting in sovereign debt, which we believe offered a better trade-off of risk and return potential in the challenging market environment.

Fund performance was also negatively impacted by our positions in energy-related bonds in the early part of the period. We had exposure to oil prices through our positions in the sovereign debt of energy-exporting nations such as Brazil, Venezuela and Colombia, among others. Bonds issued by energy- and commodity-related corporations also experienced relative weakness. Together, these positions acted as a considerable headwind to fund returns given the weakness in oil prices. We subsequently reduced the fund’s energy exposure significantly, bringing our overall position in energy-related debt to approximately one-third of what it was at the beginning of the period. At the same time, we increased the fund’s weighting in countries that are positioned to benefit from additional weakness in oil prices through their role as energy importers. We believe these moves, in total, helped reduced the fund’s sensitivity to fluctuations in the commodity markets.

At the country level, the fund benefited from its positions in Russia, Indonesia and Mexico. Russian debt performed poorly in the annual reporting period that ended on October 31, 2014, but it bounced back during the past year as negative headlines receded and investors began to focus on the country’s healthy fiscal position. The fund's largest detractors were its positions in Brazil, Colombia and Kazakhstan. Brazil experienced declining growth, yet its central bank was forced to raise interest rates several times in order to defend the currency. In addition, the corruption scandal at the oil giant Petrobras spilled over to the rest of the country’s bond market, depressing returns.

The fund’s currency positioning was generally helpful to performance. We maintained a significant underweight in local-currency debt relative to our peer group throughout the year, which enabled us to sidestep the majority of the underperformance within this market segment. In addition, our active currency strategy — where we seek to capitalize on relative values on a tactical basis — aided performance during the second half of the period. The fund uses derivatives — specifically, currency forward contracts — both to hedge positions and manage overall currency exposure.

Outlook and Positioning

We kept the fund’s duration, or interest-rate sensitivity, close to that of the benchmark throughout the year. At a time of elevated volatility in the global bond markets, we believed we could add more value through credit research than by attempting to predict the direction of interest rates. We expect a bottom-up approach will prove essential to navigating potentially challenging market conditions in the months ahead, as the wide range of idiosyncratic risks across emerging markets countries argues for an emphasis on individual security selection.

In a reflection of the high-risk environment, we emphasized the more stable countries within the asset class, such as Mexico and Indonesia. We held the largest country overweight in Mexico, which benefited from its ties to the U.S. economy and has moved further along in the process of reform than the majority of emerging-markets countries. The fund’s largest underweight positions were in Brazil and China, where we believed the murky growth outlook could lead to additional volatility and potential underperformance. We also sought to avoid or underweight markets that we believed feature above-average risk, such as Ukraine and Venezuela.

Although the yield spreads on emerging-markets debt have increased considerably in the past year, we continue to have a very cautious outlook. Given that all of the factors that have weighed on recent market performance remain unresolved, we expect that investors’ shifting appetite for risk will remain an important driver of performance. With this as the backdrop, we continue to emphasize risk management while seeking to capitalize on security-specific value opportunities as they arise.

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Steven Zhou, CFA, Vice President

— Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2010 with over two years of experience at J.P. Morgan Chase and Freddie Mac. Held summer internships positions at Deutsche Asset Management and AFL-CIO Housing Investment Trust.

— Sector Manager for GIO Rates and Currencies: New York.

— MS in Computational Finance, Carnegie Mellon University; BA in Economics and BS in Computer Science, the University of Maryland, College Park.

Rahmila Nadi, Assistant Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2012. Prior industry experience of six years at J.P. Morgan Chase in credit portfolio trading.

— BA, Columbia University, Columbia College; MBA, S.C. Johnson Graduate School of Management at Cornell University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-markets sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Emerging Markets Bond category consists of portfolios that invest more than 65% of their assets in foreign bonds from developing countries.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

Yield spread refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Performance Summary October 31, 2015 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–10.09%	–0.51%	3.35%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–14.13%	–1.42%	2.88%
JPMorgan EMBI Global Diversified Index†	0.39%	4.91%	7.34%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–10.79%	–1.29%	2.54%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–13.37%	–1.46%	2.54%
JPMorgan EMBI Global Diversified Index†	0.39%	4.91%	7.34%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/15
Unadjusted for Sales Charge	–10.82%	–1.27%	2.57%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–10.82%	–1.27%	2.57%
JPMorgan EMBI Global Diversified Index†	0.39%	4.91%	7.34%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of10/31/15
No Sales Charges	–9.86%	–0.26%	3.60%
JPMorgan EMBI Global Diversified Index†	0.39%	4.91%	7.34%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/15
No Sales Charges	–9.84%	–0.12%	2.04%
JPMorgan EMBI Global Diversified Index†	0.39%	4.91%	6.98%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2015 are 1.22%, 2.27%, 1.96%, 0.96% and 0.82% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Enhanced Emerging Markets Fixed Income Fund — Class A ■ JPMorgan EMBI Global Diversified Index†

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

* Institutional Class commenced operations on March 3, 2008. The performance shown for the index is for the time period of February 29, 2008 through October 31, 2015 (through March 31, 2015 for the most recent calendar quarter end returns), which is based on the performance period of the life of Institutional Class.

† The JPMorgan EMBI Global Diversified Index is an unmanaged index that tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging-market sovereign entities, including Brady bonds, loans and Eurobonds, and quasi-sovereign entities. The index limits exposure to any one country. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/15	$ 9.13	$ 9.17	$ 9.15	$ 9.13	$ 9.12
10/31/14	$ 10.61	$ 10.66	$ 10.64	$ 10.61	$ 10.61
Distribution Information as of 10/31/15
Income Dividends, Twelve Months	$ .42	$ .35	$ .35	$ .45	$ .46
Latest Quarterly Income Dividend	$ .1063	$ .0893	$ .0891	$ .1120	$ .1150
SEC 30-day Yield††	4.38%	3.78%	3.84%	4.84%	4.87%
Current Annualized Distribution Rate††	4.66%	3.90%	3.90%	4.91%	5.04%

†† The SEC yield is net investment income per share earned over the month ended October 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 4.37%, 2.97%, 3.81% and 4.81% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest quarterly dividend shown as an annualized percentage of net asset value on October 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 4.65%, 3.09%, 3.87% and 4.88% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of October 31, 2015

		Principal Amount ($)(a)	Value ($)

Bonds 94.5%
Argentina 1.2%
YPF SA, 144A, 8.5%, 7/28/2025 (Cost $1,734,197)		1,750,000	1,720,250
Armenia 1.4%
Republic of Armenia, 144A, 7.15%, 3/26/2025 (Cost $2,048,928)		2,100,000	2,078,832
Barbados 1.1%
Columbus International, Inc., 144A, 7.375%, 3/30/2021 (Cost $1,569,602)		1,500,000	1,560,000
Bermuda 0.6%
Digicel Group Ltd., 144A, 8.25%, 9/30/2020 (Cost $1,052,984)		1,000,000	885,000
Brazil 0.0%
Independencia International Ltd., REG S, 12.0%, 12/30/2016* (Cost $2,767,977)		1,574,386	0
British Virgin Islands 1.0%
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020 (Cost $1,644,934)		1,800,000	1,458,000
Canada 0.3%
Pacific Exploration & Production Corp., 144A, 5.375%, 1/26/2019 (Cost $933,567)		1,000,000	435,000
Cayman Islands 2.8%
Agricola Senior Trust, 144A, 6.75%, 6/18/2020		1,000,000	993,750
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	2,000,000	3,118,840
(Cost $4,279,266)			4,112,590
Chile 1.7%
Corp. Nacional del Cobre de Chile, 144A, 4.5%, 9/16/2025 (b)		1,500,000	1,487,817
Empresa Electrica Angamos SA, 144A, 4.875%, 5/25/2029		1,000,000	938,497
(Cost $2,463,120)			2,426,314
Colombia 1.7%
Colombia Telecomunicaciones SA ESP, 144A, 5.375%, 9/27/2022		1,500,000	1,338,750
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022 (b)		1,100,000	1,130,250
(Cost $2,679,510)			2,469,000
Costa Rica 1.2%
Republic of Costa Rica, 144A, 7.158%, 3/12/2045 (Cost $1,969,626)		2,000,000	1,805,000
Dominican Republic 0.7%
Dominican Republic, 144A, 5.5%, 1/27/2025 (Cost $1,016,909)		1,000,000	987,500
El Salvador 1.8%
Republic of El Salvador:
144A, 6.375%, 1/18/2027		1,250,000	1,115,625
144A, 7.65%, 6/15/2035		1,600,000	1,450,000
(Cost $2,942,940)			2,565,625
Hungary 6.0%
Republic of Hungary:
4.0%, 3/25/2019		3,000,000	3,142,500
5.375%, 2/21/2023		4,000,000	4,400,480
Series 19/A, 6.5%, 6/24/2019	HUF	299,300,000	1,213,200
(Cost $8,803,829)			8,756,180
Indonesia 5.2%
Pertamina Persero PT:
144A, 5.25%, 5/23/2021		1,550,000	1,587,560
144A, 5.625%, 5/20/2043		2,000,000	1,663,000
Perusahaan Penerbit SBSN Indonesia III, 144A, 4.325%, 5/28/2025		2,500,000	2,425,000
Republic of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	26,800,000,000	1,878,373
(Cost $7,836,494)			7,553,933
Ivory Coast 0.8%
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028 (Cost $1,175,460)		1,200,000	1,105,500
Kazakhstan 0.8%
KazMunayGas National Co. JSC, 144A, 9.125%, 7/2/2018 (Cost $1,120,076)		1,000,000	1,102,780
Luxembourg 6.1%
Evraz Group SA, 144A, 6.75%, 4/27/2018 (b)		2,000,000	2,010,000
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		1,000,000	822,500
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		3,000,000	3,240,000
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (b)		1,300,000	1,040,000
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		1,000,000	1,033,318
Tonon Luxembourg SA, 144A, 7.25%, 1/24/2020 (PIK)		2,072,500	704,650
(Cost $10,518,622)			8,850,468
Malaysia 2.7%
Government of Malaysia, 144A, 3.043%, 4/22/2025 (b) (Cost $4,000,000)		4,000,000	3,854,600
Mauritius 1.1%
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024 (Cost $1,683,000)		1,700,000	1,564,340
Mexico 16.9%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	29,000,000	1,730,049
Axtel SAB de CV, 144A, 9.0%, 1/31/2020		1,000,000	1,022,500
BBVA Bancomer SA:
144A, 6.008%, 5/17/2022		1,000,000	1,020,000
144A, 6.75%, 9/30/2022		1,800,000	2,019,600
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		1,000,000	1,015,000
Comision Federal de Electricidad, 144A, 6.125%, 6/16/2045		2,600,000	2,515,500
Elementia SAB de CV, 144A, 5.5%, 1/15/2025		3,000,000	2,932,500
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		870,000	830,850
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		1,500,000	1,340,625
United Mexican States:
4.6%, 1/23/2046		8,200,000	7,605,500
Series M, 6.5%, 6/10/2021	MXN	37,500,000	2,391,524
(Cost $26,016,617)			24,423,648
Morocco 0.8%
Kingdom of Morocco, REG S, 4.5%, 10/5/2020 (Cost $1,375,523)	EUR	1,000,000	1,190,701
Namibia 1.4%
Republic of Namibia, 144A, 5.25%, 10/29/2025 (Cost $1,980,860)		2,000,000	1,980,000
Netherlands 3.2%
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		750,000	805,726
Lukoil International Finance BV, 144A, 3.416%, 4/24/2018		1,500,000	1,461,990
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		2,500,000	2,390,625
(Cost $4,624,015)			4,658,341
Panama 2.5%
Republic of Panama, 3.75%, 3/16/2025 (Cost $3,587,637)		3,630,000	3,593,700
Paraguay 3.3%
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		1,000,000	1,014,385
Republic of Paraguay:
144A, 4.625%, 1/25/2023		500,000	505,000
144A, 6.1%, 8/11/2044		1,200,000	1,218,000
Telefonica Celular del Paraguay SA, 144A, 6.75%, 12/13/2022		2,200,000	1,991,000
(Cost $5,010,531)			4,728,385
Peru 3.6%
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	518,350
Republic of Peru:
2.75%, 1/30/2026 (c)	EUR	2,500,000	2,743,765
4.125%, 8/25/2027		2,000,000	2,010,000
(Cost $5,272,795)			5,272,115
Philippines 1.0%
Bangko Sentral Ng Pilipinas, Series A, 8.6%, 6/15/2027 (Cost $1,065,103)		1,000,000	1,391,000
Romania 1.3%
Government of Romania, REG S, 2.75%, 10/29/2025 (Cost $1,968,200)	EUR	1,750,000	1,946,037
Russia 2.8%
Russian Railways, REG S, 5.739%, 4/3/2017		1,000,000	1,027,500
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		2,000,000	2,015,000
Vnesheconombank, 144A, 6.902%, 7/9/2020		1,000,000	1,020,320
(Cost $3,977,234)			4,062,820
Slovenia 0.8%
Republic of Slovenia, 144A, 5.5%, 10/26/2022 (Cost $1,080,062)		1,000,000	1,131,658
South Africa 7.0%
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	20,000,000	1,468,820
Series R186, 10.5%, 12/21/2026	ZAR	103,400,000	8,624,886
(Cost $11,418,930)			10,093,706
Sri Lanka 6.1%
National Savings Bank:
144A, 5.15%, 9/10/2019		1,000,000	960,000
144A, 8.875%, 9/18/2018		1,530,000	1,635,187
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		2,800,000	2,751,048
144A, 6.85%, 11/3/2025 (c)		3,500,000	3,478,125
(Cost $8,974,388)			8,824,360
Turkey 1.4%
Mersin Uluslararasi Liman Isletmeciligi AS, 144A, 5.875%, 8/12/2020 (Cost $2,092,720)		2,000,000	2,083,156
United Kingdom 0.3%
DTEK Finance PLC, 144A, 7.875%, 4/4/2018 (Cost $954,421)		1,000,000	470,000
United States 1.8%
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		2,000,000	2,175,000
U.S. Treasury Note, 1.0%, 8/31/2016		500,000	502,351
(Cost $2,724,950)			2,677,351
Uruguay 0.8%
Republic of Uruguay, 5.1%, 6/18/2050 (Cost $1,358,544)		1,340,000	1,202,650
Venezuela 1.3%
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017 (Cost $2,200,053)		3,000,000	1,822,200
Total Bonds (Cost $147,923,624)			136,842,740

	Shares	Value ($)

Securities Lending Collateral 5.0%
Daily Assets Fund, 0.17% (d) (e) (Cost $7,132,700)	7,132,700	7,132,700

Cash Equivalents 3.0%
Central Cash Management Fund, 0.12% (d) (Cost $4,373,688)	4,373,688	4,373,688

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $159,430,012)†	102.5	148,349,128
Other Assets and Liabilities, Net	(2.5)	(3,573,990)
Net Assets	100.0	144,775,138

The following table represents a bond that is in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Cost ($)	Value ($)
Independencia International Ltd.*	12.0%	12/30/2016	USD	1,574,386	2,767,977	0

* Non-income producing security.

† The cost for federal income tax purposes was $159,455,010. At October 31, 2015, net unrealized depreciation for all securities based on tax cost was $11,105,882. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $820,776 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,926,658.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2015 amounted to $6,955,507, which is 4.8% of net assets.

(c) When-issued security.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

As of October 31, 2015, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
BRL	6,350,000	USD	1,762,169	11/10/2015	118,465	Macquarie Bank Ltd.
BRL	3,150,000	USD	880,626	11/10/2015	65,245	BNP Paribas
TWD	31,000,000	USD	981,013	11/12/2015	26,077	Nomura International PLC
MXN	26,158,300	USD	1,592,697	11/17/2015	10,566	Barclays Bank PLC
ZAR	63,387,900	USD	4,886,058	11/17/2015	316,651	Barclays Bank PLC
ZAR	71,500,000	USD	5,496,173	11/17/2015	341,994	BNP Paribas
ZAR	16,900,000	USD	1,286,541	11/23/2015	69,547	Nomura International PLC
USD	1,017,521	MXN	16,900,000	11/23/2015	4,168	BNP Paribas
TWD	62,000,000	USD	1,910,632	11/30/2015	714	Nomura International PLC
USD	2,007,425	INR	135,200,000	12/2/2015	50,706	Nomura International PLC
USD	1,983,976	MXN	33,800,000	12/14/2015	56,291	Macquarie Bank Ltd.
ZAR	67,600,000	USD	4,997,383	12/14/2015	147,826	BNP Paribas
USD	2,019,659	INR	135,200,000	12/21/2015	31,560	Nomura International PLC
USD	959,732	IDR	14,300,000,000	12/23/2015	69,879	Commonwealth Bank of Australia
GBP	2,030,000	USD	3,139,147	1/19/2016	10,533	Societe Generale
EUR	1,070,000	USD	1,228,328	1/19/2016	49,985	JPMorgan Chase Securities, Inc.
EUR	4,235,703	USD	4,735,705	1/19/2016	71,115	Morgan Stanley
USD	1,930,562	CNY	12,400,000	2/25/2016	10,649	Australia & New Zealand Banking Group Ltd.
Total unrealized appreciation					1,451,971

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	863,014	BRL	3,150,000	11/10/2015	(47,633)	BNP Paribas
USD	1,749,440	BRL	6,350,000	11/10/2015	(105,736)	Macquarie Bank Ltd.
USD	1,281,011	ZAR	16,900,000	11/23/2015	(64,018)	Nomura International PLC
MXN	16,900,000	USD	992,687	11/23/2015	(29,001)	BNP Paribas
MXN	33,800,000	USD	1,979,444	12/14/2015	(60,822)	Macquarie Bank Ltd.
USD	4,890,042	ZAR	67,600,000	12/14/2015	(40,486)	BNP Paribas
IDR	14,300,000,000	USD	928,571	12/23/2015	(101,039)	Commonwealth Bank of Australia
TWD	31,000,000	USD	943,683	12/28/2015	(11,348)	Nomura International PLC
USD	2,048,485	INR	135,200,000	1/29/2016	(11,318)	Morgan Stanley
CNY	12,400,000	USD	1,883,140	2/25/2016	(58,072)	Australia & New Zealand Banking Group Ltd.
Total unrealized depreciation					(529,473)

Currency Abbreviations

BRL Brazilian Real

CNY Chinese Yuan

EUR Euro

GBP British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

INR Indian Rupee

MXN Mexican Peso

TWD Taiwan Dollar

USD United States Dollar

ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (f)
Bonds	$ —	$ 136,842,740	$ 0	$ 136,842,740
Short-Term Investments (f)	11,506,388	—	—	11,506,388
Derivatives (g)
Forward Foreign Currency Exchange Contracts	—	1,451,971	—	1,451,971
Total	$ 11,506,388	$ 138,294,711	$ 0	$ 149,801,099
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (g)
Forward Foreign Currency Exchange Contracts	$ —	$ (529,473)	$ —	$ (529,473)
Total	$ —	$ (529,473)	$ —	$ (529,473)

There have been no transfers between fair value measurement levels during the year ended October 31, 2015.

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $147,923,624) — including $6,955,507 of securities loaned	$ 136,842,740
Investment in Daily Assets Fund (cost $7,132,700)*	7,132,700
Investment in Central Cash Management Fund (cost $4,373,688)	4,373,688
Total investments in securities, at value (cost $159,430,012)	148,349,128
Foreign currency, at value (cost $6,547,494)	6,375,555
Receivable for investments sold	2,323,117
Receivable for Fund shares sold	1,049,525
Interest receivable	2,190,802
Unrealized appreciation on forward foreign currency exchange contracts	1,451,971
Other assets	17,667
Total assets	161,757,765
Liabilities
Cash overdraft	861,503
Payable upon return of securities loaned	7,132,700
Payable for investments purchased	1,917,344
Payable for investments purchased — when-issued/delayed delivery security	6,249,071
Payable for Fund shares redeemed	22,803
Unrealized depreciation on forward foreign currency exchange contracts	529,473
Accrued management fee	73,426
Accrued Directors' fees	2,834
Other accrued expenses and payables	193,473
Total liabilities	16,982,627
Net assets, at value	$ 144,775,138

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2015 (continued)
Net Assets Consist of
Undistributed net investment income	1,338,982
Net unrealized appreciation (depreciation) on: Investments	(11,080,884)
Foreign currency	742,471
Accumulated net realized gain (loss)	(42,101,117)
Paid-in capital	195,875,686
Net assets, at value	$ 144,775,138
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($5,235,547 ÷ 573,380 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 9.13
Maximum offering price per share (100 ÷ 95.50 of $9.13)	$ 9.56

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($21,164 ÷ 2,309 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 9.17

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,983,690 ÷ 326,007 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 9.15
Class S Net Asset Value, offering and redemption price(a) per share ($65,558,100 ÷ 7,182,998 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.13
Institutional Class Net Asset Value, offering and redemption price(a) per share ($70,976,637 ÷ 7,778,775 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 9.12

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2015
Investment Income
Income: Interest (net of foreign taxes withheld of $23,812)	$ 11,997,082
Income distributions — Central Cash Management Fund	9,988
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	37,349
Total income	12,044,419
Expenses: Management fee	1,204,266
Administration fee	204,113
Services to shareholders	158,578
Distribution and service fees	50,415
Custodian fee	29,393
Professional fees	111,846
Reports to shareholders	36,654
Registration fees	70,882
Directors' fees and expenses	10,798
Other	35,784
Total expenses before expense reductions	1,912,729
Expense reductions	(36,942)
Total expenses after expense reductions	1,875,787
Net investment income	10,168,632
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(27,731,263)
Foreign currency	(258,854)
(27,990,117)
Change in net unrealized appreciation (depreciation) on: Investments	(6,531,938)
Foreign currency	1,307,644
(5,224,294)
Net gain (loss)	(33,214,411)
Net increase (decrease) in net assets resulting from operations	$ (23,045,779)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2015	2014
Operations: Net investment income	$ 10,168,632	$ 12,954,237
Net realized gain (loss)	(27,990,117)	(474,139)
Change in net unrealized appreciation (depreciation)	(5,224,294)	(1,686,428)
Net increase (decrease) in net assets resulting from operations	(23,045,779)	10,793,670
Distributions to shareholders from: Net investment income: Class A	(279,081)	(326,754)
Class B	(1,871)	(3,090)
Class C	(123,111)	(116,982)
Class S	(3,400,680)	(3,370,968)
Institutional Class	(5,670,486)	(6,027,976)
Total distributions	(9,475,229)	(9,845,770)
Fund share transactions: Proceeds from shares sold	21,423,545	53,614,907
Reinvestment of distributions	9,084,946	9,446,658
Payments for shares redeemed	(99,512,689)	(123,313,718)
Redemption fees	2	497
Net increase (decrease) in net assets from Fund share transactions	(69,004,196)	(60,251,656)
Increase (decrease) in net assets	(101,525,204)	(59,303,756)
Net assets at beginning of period	246,300,342	305,604,098
Net assets at end of period (including undistributed net investment income of $1,338,982 and $3,258,497, respectively)	$ 144,775,138	$ 246,300,342

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.61	$ 10.57	$ 11.16	$ 10.20	$ 11.41
Income (loss) from investment operations: Net investment income[a]	.46	.49	.42	.49	.54
Net realized and unrealized gain (loss)	(1.52)	(.09)	(.65)	.90	(1.28)
Total from investment operations	(1.06)	.40	(.23)	1.39	(.74)
Less distributions from: Net investment income	(.42)	(.36)	(.36)	(.43)	(.47)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.13	$ 10.61	$ 10.57	$ 11.16	$ 10.20
Total Return (%)[b,c]	(10.09)	3.88	(2.10)	14.03	(6.53)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	8	11	16	17
Ratio of expenses before expense reductions (%)	1.29	1.22	1.23	1.24	1.22
Ratio of expenses after expense reductions (%)	1.21	1.20	1.23	1.20	1.22
Ratio of net investment income (%)	4.68	4.58	3.83	4.68	5.05
Portfolio turnover rate (%)	132	191	205	211	134

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class B	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.66	$ 10.62	$ 11.21	$ 10.23	$ 11.45
Income (loss) from investment operations: Net investment income[a]	.39	.41	.35	.42	.45
Net realized and unrealized gain (loss)	(1.53)	(.09)	(.67)	.91	(1.29)
Total from investment operations	(1.14)	.32	(.32)	1.33	(.84)
Less distributions from: Net investment income	(.35)	(.28)	(.27)	(.35)	(.38)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.17	$ 10.66	$ 10.62	$ 11.21	$ 10.23
Total Return (%)[b,c]	(10.79)	3.09	(2.85)	13.16	(7.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	21	78	148	613	966
Ratio of expenses before expense reductions (%)	2.51	2.27	2.08	2.04	2.04
Ratio of expenses after expense reductions (%)	1.96	1.94	1.98	2.00	2.04
Ratio of net investment income (%)	3.94	3.82	3.12	3.99	4.23
Portfolio turnover rate (%)	132	191	205	211	134

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class C	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.64	$ 10.60	$ 11.19	$ 10.22	$ 11.44
Income (loss) from investment operations: Net investment income[a]	.38	.41	.34	.42	.46
Net realized and unrealized gain (loss)	(1.52)	(.09)	(.65)	.90	(1.29)
Total from investment operations	(1.14)	.32	(.31)	1.32	(.83)
Less distributions from: Net investment income	(.35)	(.28)	(.28)	(.35)	(.39)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.15	$ 10.64	$ 10.60	$ 11.19	$ 10.22
Total Return (%)[b,c]	(10.82)	3.11	(2.80)	13.25	(7.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	5	8	9
Ratio of expenses before expense reductions (%)	2.02	1.96	1.97	1.97	1.99
Ratio of expenses after expense reductions (%)	1.96	1.95	1.96	1.93	1.98
Ratio of net investment income (%)	3.93	3.83	3.07	3.97	4.29
Portfolio turnover rate (%)	132	191	205	211	134

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.61	$ 10.57	$ 11.16	$ 10.19	$ 11.41
Income (loss) from investment operations: Net investment income[a]	.48	.51	.45	.52	.57
Net realized and unrealized gain (loss)	(1.51)	(.08)	(.65)	.91	(1.29)
Total from investment operations	(1.03)	.43	(.20)	1.43	(.72)
Less distributions from: Net investment income	(.45)	(.39)	(.39)	(.46)	(.50)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.13	$ 10.61	$ 10.57	$ 11.16	$ 10.19
Total Return (%)[b]	(9.86)	4.15	(1.83)	14.32	(6.31)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	87	103	119	111
Ratio of expenses before expense reductions (%)	1.00	.96	.96	.98	.98
Ratio of expenses after expense reductions (%)	.96	.95	.96	.93	.98
Ratio of net investment income (%)	4.93	4.84	4.10	4.92	5.29
Portfolio turnover rate (%)	132	191	205	211	134
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended October 31,
	2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$ 10.61	$ 10.57	$ 11.16	$ 10.20	$ 11.41
Income (loss) from investment operations: Net investment income[a]	.49	.53	.46	.53	.58
Net realized and unrealized gain (loss)	(1.52)	(.08)	(.65)	.91	(1.27)
Total from investment operations	(1.03)	.45	(.19)	1.44	(.69)
Less distributions from: Net investment income	(.46)	(.41)	(.40)	(.48)	(.52)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 9.12	$ 10.61	$ 10.57	$ 11.16	$ 10.20
Total Return (%)	(9.84)	4.30	(1.68)	14.51[b]	(6.13)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	147	187	112	96
Ratio of expenses before expense reductions (%)	.85	.82	.81	.82	.83
Ratio of expenses after expense reductions (%)	.85	.82	.81	.78	.83
Ratio of net investment income (%)	5.06	4.96	4.25	5.06	5.44
Portfolio turnover rate (%)	132	191	205	211	134
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Enhanced Emerging Markets Fixed Income Fund (the "Fund") is a non-diversified series of Deutsche Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares are closed to new purchases, except exchanges and the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the year ended October 31, 2015, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.10% annualized effective rate as of October 31, 2015) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $42,076,000, including approximately $15,458,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized, or until October 31, 2017, the expiration date, whichever occurs first; and approximately $26,618,000 of post-enactment losses, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($19,635,000) and long-term losses ($6,983,000).

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investments for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 2,374,909
Capital loss carryforwards	$ (42,076,000)
Unrealized appreciation (depreciation) on investments	$ (11,105,882)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2015	2014
Distributions from ordinary income*	$ 9,475,229	$ 9,845,770

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes with the exception of securities in default or purchased in default.

B. Derivative Instruments

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. As part of its currency strategy, the Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2015 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $8,823,000 to $39,624,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $1,605,000 to $22,104,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ 1,451,971
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$ (529,473)
The above derivative is located in the following Statement of Assets and Liabilities account: (a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (a)	$ 146,047

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (a)	$ 1,329,204

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty type, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 10,649	$ (10,649)	$ —	$ —
Barclays Bank PLC	327,217	—	—	327,217
BNP Paribas	559,233	(117,120)	—	442,113
Commonwealth Bank of Australia	69,879	(69,879)	—	—
JPMorgan Chase Securities, Inc.	49,985	—	—	49,985
Macquarie Bank Ltd.	174,756	(166,558)	—	8,198
Morgan Stanley	71,115	(11,318)	—	59,797
Nomura International PLC	178,604	(75,366)	—	103,238
Societe Generale	10,533	—	—	10,533
	$ 1,451,971	$ (450,890)	$ —	$ 1,001,081
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 58,072	$ (10,649)	$ —	$ 47,423
BNP Paribas	117,120	(117,120)	—	—
Commonwealth Bank of Australia	101,039	(69,879)	—	31,160
Macquarie Bank Ltd.	166,558	(166,558)	—	—
Morgan Stanley	11,318	(11,318)	—	—
Nomura International PLC	75,366	(75,366)	—	—
	$ 529,473	$ (450,890)	$ —	$ 78,583

C. Purchases and Sales of Securities

During the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $240,647,378 and $310,428,834, respectively. Purchases and sales of U.S. Treasury securities aggregated $11,717,078 and $11,781,734, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.59% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2014 through January 31, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.21%
Class B	1.96%
Class C	1.96%
Class S	.96%
Institutional Class	.96%

Effective February 1, 2016 through September 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

For the year ended October 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 4,955
Class B	292
Class C	1,956
Class S	29,739
$ 36,942

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2015, the Administration Fee was $204,113, of which $12,794 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2015, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2015
Class A	$ 5,555	$ 783
Class B	280	45
Class C	1,403	185
Class S	67,745	10,802
Institutional Class	3,308	435
	$ 78,291	$ 12,250

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2015, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2015
Class B	$ 399	$ 14
Class C	25,790	1,920
	$ 26,189	$ 1,934

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2015, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2015	Annual Rate
Class A	$ 15,539	$ 2,920.24%
Class B	131	11.25%
Class C	8,556	1,364.25%
	$ 24,226	$ 4,295

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2015 aggregated $660.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2015, the CDSC for Class B and Class C shares aggregated $107 and $80, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2015, DDI received $1 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $18,847, of which $8,319 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $3,248.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2015.

H. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2015, Deutsche Select Alternative Allocation Fund and Deutsche Alternative Asset Allocation Fund held 32% and 9% of the total shares outstanding of the Fund, respectively.

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2015		Year Ended October 31, 2014
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	39,016	$ 379,702	115,062	$ 1,218,424
Class B	—	—	14	150
Class C	14,878	145,277	20,351	216,881
Class S	93,862	922,831	842,112	8,922,444
Institutional Class	1,964,634	19,975,735	4,137,676	43,257,008
		$ 21,423,545		$ 53,614,907
Shares issued to shareholders in reinvestment of distributions
Class A	27,824	$ 267,332	29,568	$ 310,813
Class B	192	1,871	276	2,913
Class C	11,809	113,594	10,117	106,711
Class S	316,239	3,031,663	285,359	2,998,246
Institutional Class	588,680	5,670,486	574,035	6,027,975
		$ 9,084,946		$ 9,446,658
Shares redeemed
Class A	(279,472)	$ (2,703,062)	(375,880)	$ (3,975,921)
Class B	(5,211)	(49,690)	(6,883)	(73,638)
Class C	(81,503)	(794,202)	(139,619)	(1,475,158)
Class S	(1,416,126)	(13,696,868)	(2,672,610)	(28,095,562)
Institutional Class	(8,630,136)	(82,268,867)	(8,509,473)	(89,693,439)
		$ (99,512,689)		$ (123,313,718)
Redemption fees		$ 2		$ 497
Net increase (decrease)
Class A	(212,632)	$ (2,056,027)	(231,250)	$ (2,446,594)
Class B	(5,019)	(47,819)	(6,593)	(70,575)
Class C	(54,816)	(535,331)	(109,151)	(1,151,566)
Class S	(1,006,025)	(9,742,373)	(1,545,139)	(16,174,465)
Institutional Class	(6,076,822)	(56,622,646)	(3,797,762)	(40,408,456)
		$ (69,004,196)		$ (60,251,656)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and the Shareholders of Deutsche Enhanced Emerging Markets Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Enhanced Emerging Markets Fixed Income Fund (the "Fund") at October 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts December 22, 2015	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2015 to October 31, 2015).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 942.40	$ 939.20	$ 939.00	$ 944.60	$ 944.20
Expenses Paid per $1,000*	$ 5.92	$ 9.58	$ 9.58	$ 4.71	$ 4.26
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/15	$ 1,019.11	$ 1,015.32	$ 1,015.32	$ 1,020.37	$ 1,020.82
Expenses Paid per $1,000*	$ 6.16	$ 9.96	$ 9.96	$ 4.89	$ 4.43

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Enhanced Emerging Markets Fixed Income Fund	1.21%	1.96%	1.96%	.96%	.87%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 1.00% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of Deutsche Enhanced Emerging Markets Fixed Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Directors that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund. The Board noted that DIMA agreed to reduce the Fund’s contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	106	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	106	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	106	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	106	Director, Becton Dickinson and Company[2] (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	106	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	106	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	106	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	106	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	106	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	106	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	106	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset & Wealth Management
Melinda Morrow[6] (1970) Vice President, 2012–present	Director,[3] Deutsche Asset & Wealth Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby[6] (1962) Chief Compliance Officer, 2006–present	Managing Director,[3] Deutsche Asset & Wealth Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan[6] (1974) Assistant Secretary, 2013–present	Director,[3] Deutsche Asset & Wealth Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZEAX	SZEBX	SZECX	SCEMX	SZEIX
CUSIP Number	25156A 502	25156A 882	25156A 783	25156A 726	25156A 841
Fund Number	476	676	776	2076	1476

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche emerging markets fixed income fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$87,219	$0	$0	$0
2014	$85,029	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$30,661	$0
2014	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$0	$30,661	$0	$30,661
2014	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Enhanced Emerging Markets Fixed Income Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2015